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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JUNE 15, 2006

                                ABLE ENERGY, INC.
                 (Exact name of registrant specified in charter)

       Delaware                     001-15035                  22-3520840
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


                     198 Green Pond Road, Rockaway, NJ 07866
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (973) 625-1012


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On June 15, 2006, Steven M. Vella, the Company's Chief Financial Officer resigned effective June 23, 2006 for personal reasons. The Company is actively engaged in a search for a new CFO. In the interim, Christopher Westad, the Company's President, will assume the duties and responsibilities of the Chief Financial Officer and Chief Accounting Officer. In addition, V. Victor Torsiello, who has been engaged as a consultant to the Company for the past two years and has, among other things, provided support to the CFO office, will continue in such capacity and oversee all financial activity while the Company conducts its search for a new CFO.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of June 2006.


                                     ABLE ENERGY, INC.


                                     By:   /S/ GREGORY D. FROST
                                           -------------------------------------
                                           Gregory D. Frost
                                           Chief Executive Officer